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Exhibit 99.4

                           GLOBAL RESOURCE CORPORATION

                                DISCLOSURE POLICY

Purposes and Objective
----------------------

Regulation FD ("Fair Disclosure") issued by the Securities & Exchange Commission establishes the basic requirement for avoiding "selective disclosure" and disseminating all communication of material corporate information to everyone at the same time. The basic rule of Regulation FD is that whenever the Company or someone acting on its behalf discloses any material nonpublic information to certain persons (e.g., stock brokers, investment analysts, shareholders, etc.), the Company must make public disclosure of that information SIMULTANEOUSLY, if the disclosure is intentional, and PROMPTLY, if the disclosure is unintentional. The impetus behind Regulation FD is to avoid giving any person an unfair market advantage through selected access to confidential information.

This Disclosure Policy confirms, in writing, Global Resource Corporation's disclosure policies and practices. Its primary purpose is to raise the awareness of the directors, officers, executive management, and all other employees of Global Resource Corporation (the "Company") to the legal requirements on the disclosure of corporate information by setting out specific requirements for, and limitations on, the dissemination of corporate information. Its secondary purpose is to provide a stated mechanism for handling and correcting inadvertent disclosures so as to encourage employees to assist in maintaining compliance with all legal requirements.

This Disclosure Policy extends to ALL employees of the Company, not only the directors and senior management. This Disclosure Policy supplements the Company's Insider Trading Policy, which is also applicable to all employees. All employees, regardless of job title, job description, lack of seniority, or lack of participation in the specific corporate events for which there will be public disclosure are subject to the legal limitations on the communication of corporate information and will be held accountable by regulatory agencies.

The objective of this Disclosure Policy is to ensure that communications about the Company to the investing public are:

         o Timely, factual and accurate; and
         o Broadly disseminated in accordance with all applicable legal and regulatory requirements.


Principles of Disclosure of Material Information
------------------------------------------------

"Material Information" is any information relating to the business and affairs of the Company that results in, or would reasonably be expected to result in, a


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price or value of the Company's securities or that would reasonably be expected to have a significant influence on a reasonable investor's investment decisions. The Company's Insider Trading Policy is intended to eliminate the misuse by Company employees of "material information" which has not been publicly disseminated; i.e., "inside information". This Disclosure Policy supplements that Insider Trading Policy by seeking to control the communication of "material information" such that when the "inside information" is disseminated outside the Company (i.e., to third parties), it is done on a broad, rather than selective, basis, in compliance with Regulation FD.

There are obvious questions which arise when corporate information is at issue. These include:

         o Is the corporate information "material information"?
         o If so, is it appropriate to disseminate that information at the current time, or should it remain confidential pending further developments?
         o If the information is to be released, how will it be released; by public announcement with a simultaneous press release, or simply by the issuance of a press release?

The answers to these and other questions about the maintenance of confidentiality of material information and its public release must be centralized and coordinated on a consistent basis. In order to do that, the Company's Board of Directors has established a Disclosure Policy Committee responsible for overseeing the Company's disclosures. The Committee consists of the CEO, COO, CFO, Executive Vice-President and such other officers as the Board of Directors may appoint.

The Committee will set benchmarks for the preliminary assessment of materiality and will determine when it is appropriate to make public disclosure or when developments justify or require public disclosure. The Committee will meet as conditions dictate and the corporate Secretary will maintain a record of the meetings and the decisions made.

It is essential that the Committee be kept fully apprised of all pending developments in the Company's business and affairs, whether or not considered to be "material" at the time, so that those developments can be (i) evaluated for materialness, (ii) monitored for development into material information if not yet material, and (ii) scheduled for public dissemination when appropriate and timely.

If it is determined that the information should remain confidential, pending further developments, the Committee will determine how that inside information will be controlled. All employees are directed to the Insider Trading Policy with respect to their actions, in connection with their activities in connection with the Company's securities, while in possession of such confidential information.

The Committee will review and update this Disclosure Policy on an annual basis or as needed in order to ensure compliance with changing regulatory requirements and experience with the administration of the Disclosure Policy. The Committee will report to the Board of Directors at least annually.

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No employee, in the absence of specific authorization from the Committee, is authorized to disclose any confidential information, whether by direct disclosure, in response to inquiries, or if questioned about rumors. (See "Rumors"). The Committee will appoint authorized spokespersons and, absent that designation, no employee is authorized to speak for the Company; i.e., employees who are not authorized spokespersons must not respond under any circumstances to inquiries or requests for comments from the investment community, the media, shareholders, or any other parties and they should refer all such inquiries and requests for comment to the designated spokespersons.

In complying with the requirement to broadly disclose all material information under applicable laws and trading market regulations ad rules, the Company will adhere to the following basic disclosure principles:

         1. Material Information will be publicly disclosed, when the Committee deems appropriate, by press release. If the disclosure is planned and is being made at a meeting (e.g., a shareholders' meeting) or on a conference call (e.g., a call with investment analysts), a press release will be issued simultaneously. If a disclosure is inadvertently made, the Committee should be notified immediately so that a press release can be promptly issued.

         2. Until the Committee deems it appropriate (or there is an inadvertent disclosure) the information will be kept confidential. The Committee may determine that a release of the information is premature because certain aspects are not final. Or, the Committee may determine that disclosure would be unduly detrimental to the Company; E.G., premature release could prejudice negotiations in a corporate transaction.

         3. Disclosure must include any information the omission of which would make the rest of the disclosure misleading (half truths are misleading).

         4. Unfavorable material information must be disclosed as promptly and completely as favorable information.

         5. Selective disclosure is not proper disclosure. Previously undisclosed material information must not be disclosed to selected individuals (for example in an interview with an analyst or in a telephone call with a shareholder). If previously undisclosed material information has been inadvertently disclosed to an analyst, stock broker, shareholder or any other person not bound by an express confidentiality obligation, such information must be broadly disclosed immediately via press release.

         6. Disclosure on the Company's website alone does not constitute adequate broad disclosure of material information.


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         7. A disclosure must be corrected immediately if the Company subsequently learns that the earlier disclosure contained a material error at the time it was made.



Authorized Methods of Disclosure
--------------------------------

Because of the necessity to carefully control the disclosure of material, non-public information about the Company and to avoid selective disclosure, the Company is adopting certain specific methods for making disclosures. These are:
         1. News Releases (Press Releases);
         2. Conference Calls (coupled with the simultaneous issuance of a Press Release); and
         3. The use of "Designated Spokespersons" only.

         o News Releases (Press Releases)
         Once the Committee determines that a development is material and is not required to remain confidential,, it will authorize the issuance of a press release. If the Committee determines that the development must remain confidential for the time being, appropriate confidentiality notification to affected personnel will be made and control of that inside information will be instituted (please reference the Company's Insider Trading Policy"). Should confidential material inadvertently be selectively disclosed, the Company will immediately issue a press release and file Form 8-K to fully disclose that information.

         If a stock exchange or trading facility on which shares of the Company are listed is open for trading at the time of a proposed announcement, prior notice of a press release announcing material information must be reported to the market surveillance department to enable a trading halt, if deemed necessary by the stock exchange(s) or trading facility. If a press release announcing material information is issued outside of trading hours, market surveillance must be notified before the market opens.

         Annual and interim financial results will be publicly released immediately following approval by the Company's Board of Directors of such financial statements.

         Press releases will be disseminated through an approved news wire service that provides simultaneous national and/or international distribution. Press releases will be transmitted to all stock exchange members, relevant regulatory bodies, major business wires, national financial media and the local media in areas where the Company has its headquarters and operations. Press releases will be posted on the Company's Website immediately after release over the news wires. The new release page of the Website shall include a notice that advises the reader that the information posted was accurate at the time of posting, but may be superseded by subsequent press releases.

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         o Conference Calls
         Conference calls will be held for quarterly earnings reports and major corporate developments, whereby discussion of key aspects is accessible simultaneously to all interested parties, some as participants by telephone and others in a listen-only mode by telephone or by a webcast over the Internet. The call will be preceded by a press release containing all relevant material information. At the beginning of the call, a Company spokesperson will provide appropriate language with respect to any forward-looking statements/information and shall direct participants to

         The Company will provide advance notice of the conference call and/or webcast by issuing a press release announcing the date and time and providing information on how interested parties may access the call and/or webcast. In addition, the Company may send invitations to analysts, institutional investors, the media and others invited to participate. Any non-material supplemental information provided to participants will be posted on the Company's website to be publicly available. A tape recording of the conference call and/or archived audio webcast on the Internet will be made available following the call for a minimum of 30 days for anyone interested in listening to a replay.

         The Committee will hold a debriefing meeting immediately after the conference all or audio webcast and if such debriefing uncovers selective disclosure of previously undisclosed material information, the Company will immediately disclose such information broadly via press release and the filing of Form 8-K.

         o Use of Designated Spokespersons
         Inadvertent disclosure can easily occur when an employee tries to be "helpful" and answer what may appear to be innocuous or innocent inquiries or respond to requests for comments. While responding to inquiries or comment requests may be helpful to the person asking, at the same time it may be highly detrimental to the Company. First, an inadvertent disclosure must be corrected with prompt public disclosure, I.E., a press release, and timeliness is critical. Often such inadvertent disclosures are not recognized as such in time for a company to make adequate correction, leaving the company with potential liability. Second, even when recognized so that correction can be made on a timely basis, it may be that the corrective disclosure is premature or detrimental to the Company. To avoid this type of inadvertent disclosure, the Disclosure Policy Committee will appoint specifically-designated spokespersons. Those spokesperson, and only those spokespersons, will be authorized to speak for the Company. No employee who is not a designated spokesperson should undertake to respond to inquiries or requests for comment, but should refer all such to the designated spokespersons.


Insider Trading Policy
----------------------

It is illegal for anyone to purchase or sell securities of a public company with knowledge of material information ("inside information") that the company has


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not disclosed. The Company has adopted an Insider Trading Policy prohibiting an employee from trading in the Company's securities while in possession of undisclosed material information; i.e., "inside information" or confidential information. In addition, to avoid the perception of insider trading, employees are prohibited from trading in the Company's securities during certain "blackout" periods.

The "Insider Trading Policy" applies to all employees. Any employee in possession of undisclosed, confidential information should consult that Policy for guidance and, if he or she has any questions, consult the Trading Compliance Officer.


Maintaining Confidentiality
---------------------------

Under this Disclosure Policy, only persons designated by the Disclosure Policy Committee as Company spokespersons are authorized to make disclosures on behalf of the Company (see "Designated Spokespersons" below). Under the Insider Trading Policy, an employee privy to confidential information is prohibited from communicating such information to anyone else, unless it is necessary to do so in the ordinary course of business. Deliberate disclosure, however, is not the only way in which confidential information is communicated selectively, and then must be corrected. Inadvertent or negligent disclosure is equally a problem. Employees must be diligent in avoiding such inadvertent or negligent disclosures. Such a disclosure, if one occurs, like any selective disclosure, would require prompt broad disclosure (the issuance of a press release) even though such disclosure might not be "ripe" for disclosure or might be detrimental to the interests of the Company.

In order to prevent the inadvertent or negligent disclosure of confidential information, employees should ensure the confidentiality of information in their possession outside of the office as well as inside the office by observing the following precautionary procedures:

1. Documents and files containing confidential information should be kept in a safe place to which access is restricted to individuals who "need to know" that information in the necessary course of business.

2. Confidential matters should not be discussed in places where the discussion may be overheard, such as elevators, hallways, restaurants, airplanes, taxis, etc.

3. Confidential matters should not be discussed on wireless telephones or other wireless devices.

4. Confidential documents should not be read or displayed in public places and should not be discarded where others can retrieve them.

5. Transmission of documents by electronic means, such as by fax or directly from one computer to another, should be made only when it is reasonable to believe that the transmission can be made and received under secure conditions.


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6. Unnecessary copying of confidential documents should be avoided and documents containing confidential information should be removed promptly from conference rooms and work areas after meetings have been concluded. Extra copies of confidential documents should be shredded or otherwise destroyed.

7. Access to confidential electronic data should be restricted through the use of passwords.


Rumors
------

The Company does not intend to comment, affirmatively or negatively, on rumors. This applies not only to the typical oral rumors but also to rumors on the Internet; E.G., rumors in chat rooms or similar discussion sites. The Company's designated spokespersons will respond consistently to any rumors, saying "It is our policy not to comment on market rumors or speculation." No employee who is not a designated spokesperson should undertake to respond to inquiries or requests for comment, but should refer all such to the designated spokespersons.

If a stock exchange or trading facility should request that the Company make a definitive statement in response to a market rumor that is causing volatility in the stock, the Committee will consider the matter and decide whether to make a policy exception. In such event, the Company will immediately (a) issue a press release disclosing relevant material information and (b) file a Form 8-K covering such press release.


Contacts with Analysts, Investors and the Media
-----------------------------------------------

As noted at the beginning of this Disclosure Policy, a regulation issued by the Securities & Exchange Commission (Regulation FD - "Fair Disclosure") establishes the basic requirement for avoiding "selective disclosure" and disseminating all communication of material corporate information to everyone at the same time. The impetus behind Regulation FD is to avoid giving any person an unfair market advantage through selected access to confidential information. Accordingly, disclosure in individual or group meetings does not constitute adequate disclosure of information that is considered material non-public information. Therefore, the Company will provide only non-material information through individual and group meetings, in addition to regular publicly-disclosed information. (The Company recognizes that an analyst or investor may construct the bits of released information into a totality that could result in an inference or rumor of a material event; however, the Company shall not alter the materiality of information by breaking down the released information into smaller, non-material components).

At the same time, the Company recognizes that meetings with analysts and significant investors are an important element of the Company's financial public relations and investor relations programs. The Company will meet with analysts and investors on an individual or small group basis, as needed, and initiate contacts or respond to analyst and investor calls in a timely, consistent and accurate fashion in accordance with this Disclosure Policy.

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Because of the inherent conflict, between the limitations of Regulation FD, on the one hand, and the Company's financial public relations and investor relations programs, on the other, it is critical that all disclosures be made only by the designated spokespersons. Spokespersons will keep notes of telephone conversations with analysts and investors and, where practicable, more than one Company representative shall be present at all individual and group meetings. If a disclosure of previously undisclosed material information is planned to be made at a meeting (e.g., a shareholders' meeting) or on a conference call (e.g., a call with investment analysts), a press release will be issued simultaneously. A debriefing will be held after such meetings and if such debriefing uncovers an inadvertent disclosure of previously undisclosed material information, the Disclosure Committee should be notified immediately so that a press release can be promptly issued.

The Company will maintain a "frequently asked questions" section on its website and will provide the same sort of detailed non-material and previously disclosed material information that it has provided to analysts and institutional investors.


Reviewing Analyst Draft Reports and Models
------------------------------------------

It is the Company's policy to review, upon request, analyst's draft research reports and/or models. The Company will review the report or model for the purpose of pointing out errors in fact based on publicly disclosed information. It is the Company's policy, when an analyst inquires with respect to his or her estimates, to question the analyst's assumptions if the estimate is a significant outlier among the range of estimates and/or the Company's published earnings guidance. The Company will limit its comments in responding to such inquiries to non-material information and previously disclosed material information. The Company shall not confirm, or attempt to influence, an analyst's opinions or conclusions and will not express comfort with the analyst's model and earnings estimates.

In order to avoid appearing to endorse an analyst's report or model, the Company will provide its comments orally or will attach a disclaimer to written comments to indicate the report was reviewed only for factual accuracy.


Distributing Analyst Reports
----------------------------

Analyst reports are proprietary products of the analyst's firm. The market and investors may view distribution or re-circulation of a report by an analyst as an endorsement. For these reasons, the Company will not provide analyst reports through any means to persons outside of the Company or to employees of the Company, including posting such information on its Website. The Company may post on its Website a complete list, regardless of the recommendation, of all


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the investment firms and analysts who/which provide research coverage on the
Company. If provided, such list will not include links to the analyst's or other third party Website or publication.


Forward-Looking Information
---------------------------

Should the Company elect to disclose forward-looking information (FLI) in continuous disclosure documents, speeches, conference calls, etc., the following guidelines will be observed:

         1. The information, if deemed material, will be broadly disseminated via press releases, in accordance with this Disclosure Policy.

         2. The information will be clearly identified as forward looking.

         3. The Company will identify all material assumptions used in the preparation of the forward-looking information.

         4. The information will be accompanied by a statement that identifies, in very specific terms, the risks and uncertainties that may cause the actual results to differ materially from those projected in the statement, including a sensitivity analysis to indicate the extent to which different business conditions from the underlying assumptions may affect the actual outcome.

         5. The FLI will be accompanied by a statement that disclaims the Company's intention or obligation to update or revise the FLI, whether as a result of new information, future events or otherwise. Notwithstanding this disclaimer, should subsequent events prove past statements about current trends to be materially off target, the Company may choose, in its sole discretion, to issue a press release explaining the reasons for the difference. In such case, the Company will update its guidance on the anticipated impact on revenue and earnings (or other key metrics).


Managing Expectations
---------------------

The Company will try to ensure, through its regular public dissemination of quantitative and qualitative information, which analysts


Quiet Periods
-------------

In order to avoid the potential for selective disclosure or even the perception or appearance of selective disclosure, the Company will observe a quarterly quiet period, during which the Company will not initiate or participate in any


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meetings or telephone contacts with analysts and investors and no earnings guidance will be provided to anyone, other than responding to unsolicited inquiries concerning factual matters. The quiet period commences on the first day of the month following the end of a quarter and ends with the issuance of a press release disclosing the quarterly results.


Disclosure Record
-----------------

The Disclosure Committee will maintain a five year file containing all public information released by the Company, including continuous disclosure documents, news releases, analyst's reports, transcripts or tape recording of conference calls, debriefing notes, notes from meetings and telephone conversations with analysts and investors. The file may, at the Committee's option, include newspaper clippings and similar third party statements and publicity.


Responsibility for Electronic Communications
--------------------------------------------

This Disclosure Policy also applies to electronic communications. Accordingly , officers and personnel responsible for written and oral public disclosures shall also be responsible for electronic communications.

The Disclosure Committee is responsible for those sections of the Company's Website containing all disclosures of material information. Investor relations materials shall be contained within a separate area of the Company's Website and shall include a notice that advises readers that the information posted was accurate at the time of positing but may be superseded by subsequent disclosures. All data posted to the Website, including text and audiovisual material, shall show the date such material was posted. Any material changes shall be updated immediately. The Committees Disclosure Record will contain data showing the date that material information was posted and/or removed from the Website.

The Committee must approve all links from the Company's Website to a third party Website. Any such link shall include a notice that advises the reader that he or she is leaving the Company's Website and that the Company is not responsible for the content of the other site.

The Committee shall be responsible for responses to electronic inquiries. Only public information, or information that could be otherwise disclosed in accordance with this Disclosure Policy shall be utilized in responding to electronic inquiries. " No employee who is not a designated spokesperson should undertake to respond to electronic inquiries or requests for comment, but should refer all such to the designated spokespersons.

In order to ensure that no material undisclosed information is inadvertently disclosed, employees are prohibited from participating in Internet chat rooms or newsgroup discussion on matters pertaining to the Company's activities or its


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securities. Employees who encounter a discussion pertaining to the Company should advise the Committee immediately so that the discussion can be monitored.


Application and Enforcement
---------------------------

This Disclosure Policy extends to all employees of the Company, its Board of Directors and its authorized spokespersons. New directors, officers, employees and spokesperson shall be provided with a copy of this Disclosure Policy and will be educated about its importance. This Disclosure Policy will be circulated to all employees on an annual basis and whenever changes are made.

Any employee who violates this Disclosure Policy will face disciplinary action up to and including termination of his or her employments with the Company without notice.

The violation of this Disclosure Policy may also violate certain securities laws, subjecting the employee to civil or criminal penalties. If it appears that an employee may have violated such securities laws, the Company may refer the matter to the appropriate regulatory authorities, which could lead to penalties, fines or imprisonment.






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